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34 139728
A 2889

                       INCORPORATED UNDER THE LAWS OF THE

                                STATE OF NEVADA

          [SEAL]                                           [SEAL]
          NUMBER                                           SHARES
           A2890                                        ***850000***


                                    [LOGO](R)
                                     P K G P
                                     -------


                                                           CUSIP NO. 695161 40 6

THIS CERTIFIES THAT U.S. TRANSPORTATION SYSTEMS, INC


IS THE RECORD HOLDER OF  ***EIGHT HUNDRED FIFTY THOUSAND***


    fully paid and non-assessable shares of Common Stock, $.005 par value of

                          Packaging Plus Services, Inc.

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:    01/06/97


                              COUNTERSIGNED AND REGISTERED
                               OTC CORPORATION TRANSFER SERVICE CO.
                                (NASSAU COUNTY, N.Y.)

                              By /s/[illegible]                  TRANSFER AGENT
                              -------------------------------    AND REGISTRAR
                                AUTHORIZED SIGNATURE


/s/ RICHARD A. ALTOMARE                      /s/ BARBARA HALPERN
-----------------------                      ----------------------
    PRESIDENT                                    ACTING SECRETARY



                                     [SEAL]
                         PACKAGING PLUS SERVICES, INC.
                               CORPORATE SEAL
                                      1983
                                     NEVADA


SEE REVERSE SIDE FOR TRANSFER RESTRICTIONS
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